Exhibits 32.1 and Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Xiangtian (USA) Air Power Co., Ltd. (the "Company") on Form 10-Q for the period ended January 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zhiqi Zhang, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16 , 2016

/s/ Zhiqi Zhang

Zhiqi Zhang
Principal Executive Officer
Principal Financial Officer